UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  March 2, 2006

Heritage Property Investment Trust, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-31297	04-3474810
(State or other jurisdiction of	(Commission File No.)	(IRS Employer Identification No.)
incorporation)

131 Dartmouth Street
Boston, Massachusetts		02116
(Address of principal executive offices)		(Zip Code)

(617) 247-2200

(Registrant’s telephone number,
including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.              Entry into a Material Definitive Agreement.

Executive Compensation

On March 2, 2006, the Board of Directors of Heritage Property Investment Trust, Inc. (the “Company”), upon the recommendation of the Compensation Committee of the Board of Directors, took action to (a) award bonuses to its Named Executive Officers for fiscal year 2005, (b) establish base salaries for its Named Executive Officers for fiscal year 2006, and (c) make long-term equity incentive awards to its Named Executive Officers, each as described in greater detail below.

Bonus Awards for Fiscal Year 2005

On March 2, 2006, the Board of Directors, upon the recommendation of the Compensation Committee, approved discretionary cash bonus awards to each of the Company’s Named Executive Officers, Thomas C. Prendergast, David G. Gaw, Robert G. Prendergast, Barry Rodenstein, and Bruce A. Anderson, in the amounts of $615,000, $180,000, $171,000, $96,000, and $82,000, respectively.

Base Salaries for Fiscal Year 2006.

On March 2, 2006, the Board of Directors, upon the recommendation of the Compensation Committee, determined that the 2006 base salaries for each of Messrs. Thomas C. Prendergast, Gaw, Robert G. Prendergast, Rodenstein, and Anderson will be $615,000, $300,000, $300,000, $240,000, $220,000, respectively.

Long-Term Equity Incentive Awards

On March 2, 2006, the Board of Directors, upon the recommendation of the Compensation Committee, approved discretionary long term equity awards in the form of restricted stock, granting 48,000 shares to Mr. Thomas C. Prendergast, 15,000 shares to each of Messrs. Gaw and Robert G. Prendergast, and 4,500 shares to each of Messrs. Rodenstein and Anderson. These restricted shares were issued based on a value of $38.90 per share, the closing price of our common stock on March 8, 2006. These restricted shares are subject to transfer restrictions and risk of forfeiture that terminate ratably over three years. The form of restricted stock award agreement has been filed as Exhibit 10.7 to the Company’s Registration Statement on Form S-11 (333-69118).

A schedule outlining these bonus awards, base salaries and long-term equity incentive awards is filed herewith as Exhibit 10.1 and is incorporated by reference herein.

Item 9.01.             Financial Statements and Exhibits.

(d) Exhibits.

10.1         Named Executive Officer Compensation Schedule

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused the report to be signed on its behalf by the undersigned, thereunto duly authorized.

HERITAGE PROPERTY
INVESTMENT TRUST, INC.

/s/Thomas C. Prendergast
Thomas C. Prendergast
President and Chief Executive Officer

/s/David G. Gaw
David G. Gaw
Senior Vice President, Chief Financial
Officer and Treasurer

Dated:  March 10, 2006